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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 5, 2008


                                PVF Capital Corp.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Ohio                          0-24948                 34-1659805
----------------------------    ----------------------     --------------------
(State or Other Jurisdiction    Commission File Number     (I.R.S. Employer
    of Incorporation)                                      Identification No.)

                      30000 Aurora Road, Solon, Ohio            44139
              ----------------------------------------------------------
               (Address of Principal Executive Offices)       (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------


                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                ------------------------------------------------------------
                FISCAL YEAR.
                -----------

         On February 5, 2008, stockholders of PVF Capital Corp. (the "Company"), at the Company's 2007 Annual Meeting of Stockholders, voted to approve amendments to Article V, Sections 1, 5 and 7 of the Company's First Amended and Restated Code of Regulations to allow the Company to issue uncertificated securities should the Board of Directors elect to do so. The information presented in this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Company's Second Amended and Restated Code of Regulations, a copy of which is filed with this Report as
Exhibit 3.2.

ITEM 8.01       OTHER EVENTS.
                ------------

         On February 5, 2008, the Company issued a press release announcing the results of its 2007 Annual Meeting of Stockholders. A copy of the Company's press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

        (a)     Not applicable.


        (b)     Not applicable.


        (c)     Not applicable.


        (d)     The following exhibits are filed herewith:

                Exhibit 3.2 Second Amended and Restated Code of Regulations of PVF Capital Corp.

                Exhibit 99.1     Press Release dated February 5, 2008


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      PVF CAPITAL CORP.



Date: February 6, 2008                By: /s/ C. Keith Swaney
                                          --------------------------------------
                                          C. Keith Swaney
                                          President, Chief Operating Officer and
                                          Treasurer
                                          (Duly Authorized Representative)